Exhibit 99.1
UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:
The Kushner-Locke Company

Debtor(s).

CHAPTER 11 (BUSINESS)

Case Number:	Case No. LA 01-44828-SB

Operating Report Number:	89

For the Month Ending:	3/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1.	TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			10,898,438.72

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			10,538,769.87

3.	BEGINNING BALANCE:			359,668.85

4.	RECEIPTS DURING CURRENT PERIOD:

	Accounts Receivable — Post-filing

	Accounts Receivable — Pre-filing

	General Sales

	Other (Specify)	Internal Transfers	55,000.00

	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			55,000.00

5.	BALANCE:			414,668.85

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00

	Disbursements (from page 2)		79,589.91

	TOTAL DISBURSEMENTS THIS PERIOD:***			79,589.91

7.	ENDING BALANCE:			335,078.94

8.	General Account Number(s):		1891935460
			Comerica Bank
	Depository Name & Location:		Los Angeles, CA

*	All receipts must be deposited into the general account.

**	Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.

***	This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date	Check			*Amount	**Amount
mm/dd/yyyy	Number	Payee or DIP account	Purpose	Transfered	Disbursed	Amount
03/06/2009	Wire	ADP	Payroll Fees		$82.96	82.96
03/06/2009	1380	Accurate Express	Shipping		$29.15	29.15
03/06/2009	1381	Bowne of Los Angeles	SEC Reporting		$643.00	643.00
03/06/2009	1382	USI	Insurance		$5,000.00	5,000.00
03/06/2009	1383	Bonded Services	Storage		$4,000.00	4,000.00
03/06/2009	1384	New Wave Entertainment	Dist. Expense/ Delivery		$232.00	232.00
03/10/2009	8574	Payroll	Payroll		$1,383.50	1,383.50
03/10/2009	8575	Payroll	Payroll		$7,182.97	7,182.97
03/10/2009	8576	Payroll	Payroll		$2,928.28	2,928.28
03/10/2009	Wire	Payroll Tax	Payroll Tax		$7,103.87	7,103.87
03/12/2009	Fee	Comerica Bank	Bank Fees		$155.94	155.94
03/13/2009	Wire	ADP	Payroll Fees		$20.00	20.00
03/20/2009	Wire	ADP	Payroll Fees		$82.96	82.96
03/20/2009	1385	Anthem Blue Cross	Insurance		$2,484.00	2,484.00
03/20/2009	1386	Arrowhead	Office Supplies		$22.97	22.97
03/20/2009	1387	Blue Shield	Insurance		$319.00	319.00
03/20/2009	1388	Federal Express	Shipping		$13.41	13.41
03/20/2009	1389	ITE Solutions	IT / Computers		$345.00	345.00
03/20/2009	1390	Keren Aminia Expenses	Health Reimbursement		$2,000.00	2,000.00
03/20/2009	1391	New Beginnings Enterprises	Rent / Parking		$4,720.30	4,720.30
03/20/2009	1392	Recall	Storage		$1,010.03	1,010.03
03/24/2009	Wire	Payroll Tax	Payroll Tax		$6,641.63	6,641.63
03/24/2009	8577	Payroll	Payroll		$1,383.48	1,383.48
03/24/2009	8578	Payroll	Payroll		$6,797.48	6,797.48
03/24/2009	8579	Payroll	Payroll		$2,928.28	2,928.28
03/27/2009	Wire	ADP	Payroll Fees		$80.00	80.00
03/30/2009	1393	AT & T	Telephone		$286.33	286.33
03/30/2009	1394	Brandon & Morner-Ritt	Legal Fees		$964.28	964.28
03/30/2009	1395	Global Media Television	Agent Fees		$3,750.00	3,750.00
03/30/2009	1396	HSA	Insurance		$60.75	60.75
03/30/2009	1397	Kevin Marino Expenses	Health Reimbursement		$211.76	211.76
03/30/2009	1398	AT & T	Internet		$85.95	85.95
03/30/2009	1399	Kevin Marino Expenses	Office Supplies		$64.81	64.81
03/31/2009	1400	Bonded Services	Storage		$4,000.00	4,000.00
03/31/2009	1401	Department of Consumer Affairs	Licenses / Permits		$200.00	200.00
03/31/2009	1402	Keren Aminia Expenses	Office Supplies		$826.24	826.24
03/31/2009	1403	Stutman Treister & Glatt	Legal Fees		$11,549.58	11,549.58

						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00

TOTAL DISBURSEMENTS THIS PERIOD:				0.00	79,589.91	$79,589.91

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION

Bank statement Date:	3/31/2009	Balance on Statement:	$356,802.07

Plus deposits in transit (a):

	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
1393	AT & T	286.33

1394	Brandon & Morner-Ritt	964.28

1395	Global Media Television	3,750.00

1396	HSA	60.75

1398	AT & T	85.95

1400	Bonded Services	4,000.00

1401	Department of Consumer Affairs	200.00

1402	Keren Aminia Expenses	826.24

1403	Stutman Treister & Glatt	11,549.58

TOTAL OUTSTANDING CHECKS:			21,723.13

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$335,078.94

*	It is acceptable to replace this form with a similar form

**	Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:
The Kushner-Locke Company

Debtor(s).

CHAPTER 11 (BUSINESS)

Case Number:	Case No. LA 01-44828-SB

Operating Report Number:	89

For the Month Ending:	3/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (COLLATERAL ACCOUNT*)

1.	TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			11,870,501.68

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			11,085,576.94

3.	BEGINNING BALANCE:			784,924.74

4.	RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable — Post-filing		18,750.00

	Accounts Receivable — Pre-filing

	General Sales

	Other (Specify)	Interest	112.28

	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			18,862.28

5.	BALANCE:			803,787.02

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		55,000.00

	Disbursements (from page 2)		6,788.42

	TOTAL DISBURSEMENTS THIS PERIOD:***			61,788.42

7.	ENDING BALANCE:			741,998.60

8.	General Account Number(s):		323-221-556
			JP Morgan Chase
	Depository Name & Location:		New York, NY

*	All receipts must be deposited into the general account.

**	Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.

***	This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM COLLATERAL ACCOUNT FOR CURRENT PERIOD

Date	Check			*Amount	**Amount
mm/dd/yyyy	Number	Payee or DIP account	Purpose	Transfered	Disbursed	Amount
3/11/2009	Wire	Kushner-Locke	Internal Transfer	25,000.00		25,000.00
03/26/2009	Wire	Kushner-Locke	Internal Transfer	30,000.00		30,000.00
03/31/2009	Wire	Morgan Lewis	Legal Fees		$6,788.42	6,788.42
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00

						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00

TOTAL DISBURSEMENTS THIS PERIOD:				55,000.00	6,788.42	$61,788.42

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

COLLATERAL ACCOUNT
BANK RECONCILIATION

Bank statement Date:	3/31/2009	Balance on Statement:	$741,998.60

Plus deposits in transit (a):

	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$741,998.60

*	It is acceptable to replace this form with a similar form

**	Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:
The Kushner-Locke Company

Debtor(s).

CHAPTER 11 (BUSINESS)

Case Number:	Case No. LA 01-44828-SB

Operating Report Number:	89

For the Month Ending:	3/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (COLLECTION ACCOUNT*)

1.	TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		1,268,719.47

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		45,166.80

3.	BEGINNING BALANCE:		1,223,552.67

4.	RECEIPTS DURING CURRENT PERIOD:

	Accounts Receivable — Post-filing

	Accounts Receivable — Pre-filing

	General Sales

	Other (Specify)	0.00

	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:		0.00

5.	BALANCE:		1,223,552.67

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)	0.00

	Disbursements (from page 2)	6,121.00

	TOTAL DISBURSEMENTS THIS PERIOD:***		6,121.00

7.	ENDING BALANCE:		1,217,431.67

8.	General Account Number(s):	112391673
		City National Bank
	Depository Name & Location:	Beverly Hills, CA

*	All receipts must be deposited into the general account.

**	Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.

***	This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM COLLECTION ACCOUNT FOR CURRENT PERIOD

Date	Check	Payee or DIP		*Amount	**Amount
mm/dd/yyyy	Number	account	Purpose	Transfered	Disbursed	Amount
03/31/2009	Wire	IMEC	Royalties		$6,071.00	6,071.00
03/31/2009	Fee	City National Bank	Bank Fee		$50.00	50.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00

						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00

TOTAL DISBURSEMENTS THIS PERIOD:				0.00	6,121.00	$6,121.00

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

COLLECTION ACCOUNT
BANK RECONCILIATION

Bank statement Date:	3/31/2009	Balance on Statement:	$1,223,502.67

Plus deposits in transit (a):

	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
Wire	3/31/2009	6,071.00

TOTAL OUTSTANDING CHECKS:			6,071.00

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$1,217,431.67

*	It is acceptable to replace this form with a similar form

**	Please attach a detailed explanation of any bank statement adjustment

I. D SUMMARY SCHEDULE OF CASH
ENDING BALANCES FOR THE PERIOD:            03/01/09-03/31/09
                    (Provide a copy of monthly account statements for each of the below)

		General Account:	335,078.94

		Collateral Account:	741,998.60

		Collection Account:	1,217,431.67

*Other Accounts:
	Bank of Scotland — Pinocchio	Time Deposit	218,942.18	Currency: GBP

	Bank of Scotland — Basil	Time Deposit	247,129.04	Currency: GBP

	Edge Entertainment		172.89

	KL- PWI account		731.10

	BLT Venture	JV Account	95,381.96

	BLT Venture	JV Account	330.45

	KL\7 Venture	JV Account	39,974.88

	Denial Venture	JV Account	244,619.14

	Cracker LLC	JV Account	15,569.01

	Swing	JV Account	13,031.13

*Other Monies:
	**Petty Cash (from below):		0.00

TOTAL CASH AVAILABLE:				3,170,390.99

Petty Cash Transactions:

Date	Purpose	Amount

TOTAL PETTY CASH TRANSACTIONS:			0.00

*	Specify the Type of holding (e.g. CD, Savings Account, Investment Security), and the depository name, location & account#

**	Attach Exhibit Itemizing all petty cash transactions

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS

AND OTHER PARTIES TO EXECUTORY CONTRACTS

			Post-Petition
	Frequency of	Amount of	payments not
Creditor, Lessor, Etc.	Payments (Mo/Qtr)	Payment	made (Number)	Total Due

			TOTAL DUE:	0.00

III. TAX LIABILITIES
FOR THE REPORTING PERIOD:

Gross Sales Subject to Sales Tax:

Total Wages Paid:

		Total Post- Petition		Date Delinquent
		Amounts Owing	Amounts Delinquent	Amount Due
	Federal Withholding
	State Withholding
	FICA- Employer's Share
	FICA- Employee's Share
	Federal Unemployment
	Sales and Use
	Real Property
Other:
	TOTAL:	0.00	0.00

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	*Accounts Payable	Accounts Receivable
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	0.00		720,146.00
31 - 60 days
61 - 90 days
91 - 120 days
Over 120 days
TOTAL:	0.00	0.00	720,146.00

V. INSURANCE COVERAGE

			Amount of	Policy Expiration	Premium Paid
		Name of Carrier	Coverage	Date	Through (Date)
	Commercial Package	St. Paul Travelers	2,000,000.00	2/14/2010	2/14/2010
	Worker's Compensation	St. Paul Travelers	1,000,000.00	1/14/2010	1/14/2010
	E & O	St. Paul Travelers	3,000,000.00	3/3/2010	3/3/2010

Others:
VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Quarterly Period	Total				Quarterly Fees
Ending (Date)	Disbursements	Quarterly Fees	Date Paid	Amount Paid	Still Owing
11/01-12/08	10,014,342.17	78,650.00		83,975.00	(5,325.00)
31-Mar-2009	295,493.00	1,950.00	apply credit		1,950.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00

		80,600.00		83,975.00	(3,375.00)

*	Post-Petition Accounts Payable SHOULD NOT include professionals’ fees and expenses which have been incurred but not yet awarded by the court. Post-Petition Accounts Payable SHOULD include professionals’ fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

	Date of Order		Gross Compensation
	Authorizing		Paid During the
Name of Insider	Compensation	*Authorized Gross Compensation	Month

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Date of Order
	Authorizing		Amount Paid
Name of Insider	Compensation	Description	During the Month

*	Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month)

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

Mar 09
Ordinary Income/Expense
Income
KL International Sales	1,500.00

Total Income	1,500.00
Cost of Goods Sold
Bank Fees deducted from rctpts	52.00
Agents Fees	3,750.00
Pymts to Joint Ventures	6,071.00

Total COGS	9,873.00

Gross Profit	-8,373.00
Expense
Bank Service Charges
City National — Service Charge	50.00
Comerica — Service Charge	155.94

Total Bank Service Charges	205.94
Copy Machine	22.49
Delivery & Distribution Expense
Elements	232.00
Shipping	13.41

Total Delivery & Distribution Expense	245.41
Insurance
Dental	319.00
Health	4,687.51

Total Insurance	5,006.51
Internet	85.95
IT / Computers	495.00
Licenses and Permits	200.00
Office Supplies	873.17
Parking	330.00
Payroll
Payroll cost — Employees	12,007.13
Payroll Fee	265.92
Responsible Officer	24,342.36

Total Payroll	36,615.41
Professional Fees
Legal Fees	17,460.66

Total Professional Fees	17,460.66
Rent	4,390.30
Storage	5,010.03
Telephone	286.33
Telephone / E-mail Exepnses	40.85

Total Expense	71,268.05

Net Ordinary Income	-79,641.05
Other Income/Expense
Other Income
Interest Income	112.28

Total Other Income	112.28

Net Other Income	112.28

Net Income	-79,528.77

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

Mar 31, 09
ASSETS
Current Assets
Checking/Savings
City National — Collection Acco	1,217,431.67
Comerica — DIP	335,078.94
Due from Vision/to Vision	19,200.65
KL Cash Collateral — JP Morgan	741,998.60

Total Checking/Savings	2,313,709.86
Accounts Receivable
AR — BL	15,000.00
AR — Global Media	377,500.00
AR — KL	258,333.35
AR — Vision	69,313.04

Total Accounts Receivable	720,146.39

Total Current Assets	3,033,856.25

TOTAL ASSETS	3,033,856.25

LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable
Accounts Payable	-1,612.22

Total Accounts Payable	-1,612.22

Total Current Liabilities	-1,612.22

Total Liabilities	-1,612.22
Equity
Opening Bal Equity	2,345,453.91
Retained Earnings	995,645.40
Net Income	-305,630.84

Total Equity	3,035,468.47

TOTAL LIABILITIES & EQUITY	3,033,856.25

XI. QUESTIONNAIRE

	No	Yes
1. Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If “Yes”, explain below:	x

	No	Yes
2. Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If “Yes”, explain below:
x

3. State what progress was made during the reporting period toward filing a plan of reorganization Secured creditors are negotiating the final details of the reorg plan.

4. Describe potential future developments which may have a significant impact on the case:

5. Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.

	No	Yes

6. Did you receive any exempt income this month, which is not set forth in the operating report? If “Yes”, please set forth the amounts and sources of the income below.	x

I, Alice P. Neuhauser, Responsible Officer
declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

Date	Principal for debtor-in-possession